UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C

                 Information Statement Pursuant to Section 14(c)
        Of the Securities Exchange Act of 1934 (Amendment No.__________ )

Check the appropriate box:

[X] Preliminary Information Statement Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]      Definitive Information Statement

                                 eClickMD, Inc.
                ------------------------------------------------
                (Name of Registrant As Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below as per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                                 eClickMD, Inc.
                         3001 Bee Caves Road - Suite 250
                                Austin, TX 78756

                              INFORMATION STATEMENT
                           AND NOTICE OF ACTIONS TAKEN
                 BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS


General Information

         This information is being provided to the shareholders of eClickMD, Inc. (the "Company") in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing the Company to:

         1. Effect a forward stock split of the Company's outstanding Common Stock at a ratio of one and one half-for-one as discussed in the accompanying Information Statement; and

         2. Amend the Company's Articles of Incorporation to effect a name change to "SecureCare Technologies, Inc.".

         The Company recently emerged from a reorganization under Chapter 11 of the Bankruptcy Laws and the shareholder holding shares representing more than a majority of the votes entitled to be cast at a meeting of the Company's shareholders has consented in writing to the proposed actions. The consent by the shareholder will not become effective until 20 days from the date of the mailing of this Information Statement to our shareholders.

         The elimination of the need for a special meeting of the shareholders to approve the actions set forth herein is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). This Section of Nevada Law provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

         In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions set forth herein as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority shareholder of the Company.

         The date on which this Information Statement was first sent to the shareholders is on or about February____ , 2004.

         The filing of the Certificate of Amendment to the Articles of Incorporation to effect the changes set forth above will not take effect until at least 20 days after the mailing of this Information Statement. This Information Statement is furnished solely for the purpose of informing our stockholders of this corporate action pursuant to the Securities Exchange Act of 1934, as amended, and Nevada Law.

         The Board of Directors fixed January 19, 2004 as the record date for the determination of stockholders entitled to receive this Information Statement (the "Record Date"). As of the Record Date, there were 10,000,000 shares of Common Stock entitled to vote. (All share numbers in this Information Statement do not give effect to the proposed stock split unless otherwise stated.) The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to shareholders. This information statement is being sent on February__, 2004 to such persons who are to be holders of record after the Distribution Date, as defined herein.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is being sent to you for information purposes only. No action is requested nor required on your part.

               Security Ownership of Certain Owners and Management

         The following table sets forth the Common Stock ownership information as of January 19, 2004, the record date, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (ii) each director of the Company; (iii) each person intending to file a written consent to the adoption of the actions set forth herein; and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

Name and address                       Number of Shares             Percent
of Beneficial Owner (1)               Beneficially Owned          of Class (2)
-----------------------               ------------------          ------------

Richard Corlin, M.D.                              0 (3)                   0

Robert Woodrow                                    0 (5)                   0

Allen Stamy                                       0 (6)                   0

Neil Burley (4)                                   0                       0

Gryphon Opportunities Fund I, LLC (5)     9,750,000                    97.5%
400 Royal Palm Way - Suite 300
Palm Beach, Florida 33480

Gryphon Financial Securities Corp.                0 (7)                   0
400 Royal Palm Way - Suite 300
Palm Beach, Florida 33480


ALL EXECUTIVE OFFICERS
AND DIRECTORS AS A
GROUP (4 people) (3) (4) (5) (6)                  0                       0

Notes:

(1) Except as otherwise indicated, the persons or entities named in the table have sole voting and investment power with respect to all the shares of Common Stock beneficially owned by them, subject to community property laws where applicable. Except as otherwise indicated, the address of each named executive officer, director and beneficial owner of more than 5% of the Company's Common Stock is c/o eClickMD, Inc., 3001 Bee Caves, Road - Suite 250, Austin, TX 78746 .

(2) The ownership percentages set forth in the table are based on 10,000,000 shares of Common Stock deemed outstanding for voting purposes pursuant to the final order in the Company's proceeding under Chapter 11 of the Bankruptcy Laws as of January 19, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities where applicable.

(3) Does not include 500,000 shares (333,333 shares if the proposed 1.5 for one stock split is not approved) awarded to Dr. Corlin after January 19, 2004 (the record date).

(4) Under the terms of the plan that was approved by the Court (the "Order") in our Chapter 11 proceeding, Gryphon Opportunity Fund I, LLC ("Gryphon") was awarded 9,750,000 shares (14,625,000 shares if the proposed 1.5 for one stock split is approved) of our common stock. Although the Order provides that the 9,750,000 shares will not be issued until February 13, 2004, Gryphon has voting and dispositive power over these shares from December 15, 2003 (Effective Date of the Plan) to February 13, 2004 (the Distribution Date under the Plan). The Order provides that Gryphon may vote these shares for all purposes. The Order requires that Gryphon distribute approximately 130,000 (195,000 if the proposed 1.5 for one stock split is approved) of the 9,750,000 shares to the prior stockholders of eClickMD, Inc. (100 shares each or 150 shares each if the 1.5 for one stock split is approved) on or before April 13, 2004. Gryphon has also agreed to transfer 330,000 shares (495,000 if the proposed 1.5 for one stock split is approved) to an unaffiliated third party in settlement of a claim. In addition, Gryphon intends to distribute an as yet undetermined number of shares to the Company's officers, directors and key employees and consultants.

(5) Does not include 1,000,000 shares (666,667 shares if the proposed 1.5 for one stock split is not approved) awarded to Mr. Woodrow after January 19, 2004 (the record date).

(6) Does not include 100,000 shares (66,667 shares if the proposed 1.5 for one stock split is not approved) awarded to Mr. Stamy after January 19, 2004 (the record date).

(7) Does not include 2,000,000 shares (1,333,333 shares if the proposed 1.5 for one stock split is not approved) issued to Gryphon Financial Securities Corp. after January 19, 2004 (the record date) as consulting shares.

Purpose and Effect of the Forward Stock Split

         On January 19, 2004 the Company's Board of Directors approved a 1.5 for 1 forward stock split (the "Stock Split"). On January 19, 2004, the shareholder holding shares representing more than a majority of the shares of Common Stock entitled to vote consented in writing to the Stock Split. This approval will not become effective until 20 days from the mailing of this Information Statement to the shareholders of the Company.

         Upon filing of the Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State 20 days following the mailing of this Information Statement, the Stock Split will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to the Stock Split (the "Old Shares") will be deemed automatically, without any action on the part of the shareholders, to represent one and one half times the number of shares of Common Stock after the Stock Split (the "New Shares"). No cash will be paid to any shareholders and any fractional shares will be rounded up to the next round number.

         The Board of Directors believes that this Stock Split is necessary to increase the marketability of the Company's common stock to prospective buyers and to enhance the liquidity of the common stock so the Company can have better access to the capital markets. The Stock Split will increase the number of issued and outstanding shares from 10,000,000 to 15,000,000. The number of shares of capital stock authorized by the Articles of Incorporation will not change as a result of the Stock Split. The Common Stock issued pursuant to the Stock Split will be fully paid and non-assessable. The voting and other rights that presently characterize the Common Stock will not be altered by the Stock Split.

         Although the Stock Split will not, by itself, impact the Company's assets or business, the Stock Split could result in a decrease in the aggregate market value of the Company's equity capital should an active trading market develop in the Company's Common Stock. However, the Board of Directors believes that the possibility of an active trading market developing, which can not be assured, is more likely after the Stock Split as the number of shares available for trading (the float) will double. The Board of Directors believes that this risk is outweighed by the benefits of the Stock Split.

         Approval of the Stock Split required the affirmative consent of at least a majority of the outstanding shares of Common Stock. The Shareholder holding all of the shares of Common Stock entitled to vote has already consented to the Stock Split.

         There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, the Stock Split will have on the market price of the Company's Common Stock.

Purpose and Effect of the Proposed Name Change

         On January 19, 2004, the Board of Directors determined to change the name of the Company to SecureCare Technologies, Inc. A result of the name change, there will also be a change in the Company's trading symbol to an available symbol on the Over the Counter Bulletin Board ("OTCBB") which more closely reflects the Company's new name. The purpose of the name change is to more accurately reflect the Company's present business and its activities as well as facilitate the future development of its business.

         Approval of the name change required the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. The Shareholder entitled to vote more than a majority of all of the shares of Common Stock entitled to vote has already consented to the name change.

No Dissenter's Rights

         Under Nevada law, the Company's dissenting shareholders are not entitled to appraisal rights with respect to either of the actions described in this Information Statement, and the Company will not voluntarily provide its shareholders with any such right.

Form of Amendment

         A form of the Certificate of Amendment to the Company's Articles of Incorporation is annexed hereto as Exhibit A.

Conclusion

         As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the actions set forth herein. As the requisite stockholder vote for the actions set forth herein, including any amendment to the Company's Articles of Incorporation as described in this Information Statement was obtained upon the delivery of the written consent of a majority of the shareholders, WE ARE NOT ASKING FOR A PROXY FROM YOU AND YOU ARE REQUESTED NOT TO SEND US ONE. This Information Statement is intended to provide the Company's stockholders information required by the rules and regulations of the Securities and Exchange Act of 1934.

                           INCORPORATION BY REFERENCE

         The Company will provide without charge to each person to whom a copy of this Consent Statement is delivered upon the written or oral request of such person, a copy of any or all of the documents incorporated by reference herein (including exhibits to such documents). Requests should be directed to: eClickMD, Inc., 3001 Bee Caves Road - Suite 250, Austin, TX 78746, Attn. Corporate Secretary. Telephone (512) 439-3900. Each of the documents listed below as being incorporated by reference is being delivered to shareholders simultaneously with this Information Statement (without exhibits).

     The following documents filed with the Commission by the Company is hereby incorporated by reference into this Consent Statement:

o The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002;
o The Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2003, June 30, 2003 and September 30, 2003;
o All other reports filed by the Company pursuant to sections 13(d) or 15 of the Securities Exchange Act of 1934, as amended.

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies, supersedes or replaces such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.


By Order of the Board of Directors
Neil Burley, Secretary

January 23, 2004

                  EXHIBIT A - FORM OF CERTIFICATE OF AMENDMENT

              Certificate of Amendment to Articles of Incorporation
                                       of
                                 eClickMD, Inc.
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

         Pursuant to the provisions of the Nevada Revised Statutes, eClickMD, Inc., a Nevada corporation, adopts the following amendment to its Articles of Incorporation.

1. The undersigned hereby certify that on the 19th day of January 2004, acting by written consent without a meeting, in accordance with the provisions of section 78.315 of the Nevada Revised Statutes and Article III of the Bylaws of this corporation the Board of Directors approved, consented to, affirmed, and adopted the following resolution::

         RESOLVED, that the Secretary of the corporation is hereby ordered and directed to obtain at least a majority of the voting power of the outstanding stock of the corporation for the following purposes:

         To amend Article First of the corporation's Articles of Incorporation to provide that the name of the corporation shall be changed from eClickMD, Inc. to SecureCare Technologies, Inc:

         To amend Article FOURTH of the corporation's Articles of Incorporation to provide that each share of issued and outstanding Common Stock of the corporation shall be split to become one and one half shares.

2. Pursuant to the provisions of the Nevada Revised Statutes, a majority of eClickMD, Inc.'s shares entitled to vote, consented in writing to the adoption of the Amendment to Article FIRST of the Articles of Incorporation as follows:


         " First.  The Name of the corporation is: SecureCare Technologies, Inc.

3. Pursuant to the provisions of the Nevada Revised Statutes, a majority of eClickMD, Inc.'s shares entitled to vote, consented in writing to the adoption of the Amendment to Article FOURTH of the Articles of Incorporation as follows:.

         Article FOURTH shall be amended by adding the following paragraph at the end thereof:

                  "Each of the 10,000,000 issued and outstanding shares of the corporation's common stock issued and outstanding on the date hereof shall be split to become one and one half shares with the additional capital related to such shares being added to the stated capital of the corporation. Any fractional shares shall be rounded up to the next whole number."

         In witness whereof, the undersigned being the President and Secretary of eClickMD, Inc., a Nevada corporation, hereunto affixes their signatures this ___ day of _____ 2004.


/s/ ROBERT WOODROW                          /s/ NEIL BURLEY
---------------------------------           ------------------------------------
Robert Woodrow, President                   Neil Burley, Secretary

                                      A-1